UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

WMS INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8300	36-2814522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Northpoint Blvd., Waukegan, Illinois	60085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 785-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Amendment of License Agreement with Hasbro, Inc.

On December 15, 2006, WMS Gaming Inc. (“WMS”), a wholly-owned subsidiary of WMS Industries Inc. (the “Corporation”), entered into amendment no. 6 (the “Amendment”) to that certain license agreement (the “License Agreement”), dated September 1, 1997, by and between WMS, Hasbro, Inc. and Hasbro International, Inc., granting a license to WMS to use the name of the board game “MONOPOLY” and related trademarks, copyrights and characters owned by Hasbro, Inc. and Hasbro International, Inc. (collectively, “Hasbro”). Pursuant to the Amendment, WMS will change its reporting to Hasbro and the pricing for such license was revised. A copy of the Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2005 Incentive Plan

On December 14, 2006, the Corporation’s stockholders approved the adoption of the Amended and Restated 2005 Incentive Plan (the “Plan”). The amendments to the Plan:

➢	Increase by 2,500,000 the number of shares available for grant to employees, directors and consultants to the Corporation and our subsidiaries.

➢	Require any employee director to abstain from voting on grants made to non-employee directors.

➢	Increase the 1,159,853 share cap on “full-value awards" by 1,250,000 shares.

➢	Provide that shares delivered in payment of exercise price or taxes will not be available for re-issue under the Amended and Restated Incentive Plan.

➢	Decrease the maximum term for stock options or stock appreciation rights (“SARs”) awarded on or after December 14, 2006 from ten (10) years to seven (7) years.

➢	Stipulate that we will not seek to increase the number of shares available for issuance under the Amended and Restated Incentive Plan without stockholder approval.

➢
Clarify that any awards of bonus stock under the Amended and Restated Incentive Plan that are not in lieu of an obligation to pay cash or deliver other property will either be restricted to de minimus amounts (e.g. 5% of the number of shares available under the Amended and Restated Incentive Plan) or shall only be made in lieu of cash bonuses on no more than a dollar-for-dollar basis.

The full text of the Plan is incorporated by reference herein as Exhibit 10.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibits	Description

10.1
Amendment no. 6 (the “Amendment”), dated December 16, 2006, to that certain license agreement (the “License Agreement”), dated September 1, 1997, by and between WMS, Hasbro, Inc. and Hasbro International, Inc. Portions of this exhibit have been omitted under a request for confidential treatment filed separately with the commission.

10.2	Amended and Restated 2005 Incentive Plan, as adopted on December 15, 2006, incorporated by reference to Annex A to the Corporation’s Proxy Statement as filed with the commission on October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMS INDUSTRIES INC.

Date: December 20, 2006
/s/ Kathleen J. McJohn
Kathleen J. McJohn
Vice President, General Counsel and Secretary

Exhibit Index

Exhibits	Description

10.1
Amendment no. 6 (the “Amendment”), dated December 16, 2006, to that certain license agreement (the “License Agreement”), dated September 1, 1997, by and between WMS, Hasbro, Inc. and Hasbro International, Inc. Portions of this exhibit have been omitted under a request for confidential treatment filed separately with the commission.

10.2	Amended and Restated 2005 Incentive Plan, as adopted on December 15, 2006, incorporated by reference to Annex A to the Corporation’s Proxy Statement as filed with the commission on October 26, 2006.